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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  April 8, 2002
                              --------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           NETMEASURE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                  Nevada                                   86-0914695
       ----------------------------                   -------------------
       (State or other jurisdiction                      (IRS Employer
            of incorporation)                         Identification No.)


                                     0-27675
                            ------------------------
                            (Commission File Number)

                   122 Howe Street, Victoria, British Columbia
                                 Canada V8V 4K4
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               (Address of principal executive offices (zip code))

                                 (250) 920-4833
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              (Registrant's telephone number, including area code)


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                        (Former Name and Former Address)


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ITEM 5.  OTHER EVENTS

REVERSE STOCK SPLIT

On April 3, 2002 NetMeasure Technology Inc. announced that a reverse split of its issued and outstanding common stock will become effective on April 8, 2002.


ITEM 7.  EXHIBITS

The following exhibits are filed with this Form 8-K.

Exhibit "99.1" Press Release of April 3, 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 8, 2002                   NetMeasure Technology, Inc.



                                       By:      /s/ Randy Voldeng
                                           -------------------------------------
                                                Randy Voldeng
                                                President